UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

__________________________

FORM 8-K

__________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	March 7, 2008

CHASE GENERAL CORPORATION

(Exact name of registrant as specified in its charter)

Missouri	2-5916	36-2667734
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1307 South 59th, St. Joseph, Missouri 64507

(Address of principal executive offices) (Zip Code)

(816) 279-1625

(Registrant’s telephone number, including area code)

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

(17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange

Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

(a)	Dismissal of McGladrey & Pullen, LLP as Registrant’s Principal Independent Accountants

On March 7, 2008, Chase General Corporation (the “Company”) elected to dismiss and terminate its engagement of McGladrey & Pullen, LLP (“McGladrey”) as the principal independent registered public accounting firm responsible for auditing the Company’s financial statements.

McGladrey’s report on the Company’s financial statements for the past two fiscal years ended June 30, 2007 and 2006 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

The termination, which was effective as of March 7, 2008, was approved by the Company’s Board of Directors.

During the Company’s two most recent fiscal years ended June 30, 2007 and 2006 and any subsequent interim period for which a review report was provided preceding the termination of McGladrey, the Company did not have any disagreements with McGladrey on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of McGladrey, would have caused it to make reference to the subject matter of the disagreements in connection with its report.

The Company provided McGladrey with a copy of the disclosures set forth in this Current Report on Form 8-K Item 4.01, and requested that McGladrey review the disclosures and furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether McGladrey agrees with the statements made by the Company herein. The letter, a copy of which was received by the Company from McGladrey, in which McGladrey states that it is in agreement with the statements set forth herein, is attached hereto as Exhibit 16.1.

(b)	Engagement of Mayer Hoffman McCann P.C. as Registrant’s New Principal Independent Accountants

With the dismissal of McGladrey, the Company has engaged Mayer Hoffman McCann P.C. (“Mayer”) to serve as the principal independent registered public accounting firm responsible for auditing the Company’s financial statements. The engagement, which is effective as of March 7, 2008, was approved by the Company’s the Board of Directors.

Neither the Company nor anyone on behalf of the Company consulted Mayer during the two most recent fiscal years and any subsequent interim period prior to engaging Mayer, regarding either: (1) the application of accounting principles to a specified transaction, either completed or proposed; or (2) the type of audit opinion that might be rendered on the Company’s financial statements. No written report or oral advice was provided to the Company that Mayer concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue.

No matter was either the subject of a disagreement or event as described in Item 304(a)(2)(ii) of Regulation S-B.

Item 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

16.1	Letter from McGladrey & Pullen, LLP dated March 10, 2008 on change in certifying accountant.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHASE GENERAL CORPORATION

Dated: March 11, 2008		/s/ Barry M. Yantis
	By:	Barry M. Yantis
Chairman of the Board, Chief Executive Officer, President and Treasurer

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